SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 12, 2002
                                                          -------------

                                AMPLIDYNE, INC.
             -------------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                 0-21931                 22-3440510
          ---------------------------------------------------------------------
          (STATE  OR  OTHER          (COMMISSION             (IRS  EMPLOYER
          JURISDICTION  OF           FILE  NUMBER)          IDENTIFICATION NO.)
          FORMATION)


          59  LAGRANGE  STREET,   RARITAN  NEW  JERSEY                 08869
          ---------------------------------------------------------------------
          (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)               (ZIP CODE)


            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 253-6870
                                                               --------------
                    _________________________________________

     (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGES  SINCE  LAST  REPORT)

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.
             ----------------------------------------------


     On July 12, 2002, Michael Lawrence resigned as Amplidyne, Inc.'s President and Chief Operating Officer in order to pursue other interests. Devendar S. Bains, Amplidyne's Chief Executive Officer, has been appointed President to fill the vacancy created by Mr. Lawrence's resignation.










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


                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                             AMPLIDYNE,  INC.



                              By:    /s/ Devendar S. Bains
                                     _______________________
                              Name:  Devendar  S.  Bains
                              Title: Chief  Executive  Officer






Dated:  July  12,  2002




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